Exhibit 10.4

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

MEMORANDUM OF AGREEMENT

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

Encompassing a Revision to Special Business Provisions MS-65530-0016,
Attachment 15, Maximum Production Rate and Model Mix Constraint Matrix

This MEMORANDUM OF AGREEMENT (this “MOA”) is made as of March 9, 2012 (the “Effective Date”) by and between The Boeing Company, a Delaware corporation (“Boeing”), and Spirit AeroSystems, a Delaware corporation (“Seller”).  Boeing and Seller sometimes are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A.            Boeing and Seller are party to the Special Business Provisions MS-65530-0016 (the “SBP”) and the General Terms Agreement BCA-65530-0016 (the “GTA”).

B.            Boeing implemented an increase to the production rates on the 737 program to [*****] airplanes per month (“APM”) and the production rates on the 777 program to [*****] APM, exceeding the existing contract maximum production rates and model mix constraints matrix as reflected in Attachment 15 of the SBP.

C.            The Parties wish to document in this MOA their agreed revision to SBP Attachment 15 for such 737 and 777 rate increases, and set forth the terms and price relative to the maximum production rate increase.

Agreements

Accordingly, Boeing and Seller, agree as follows:

I.                                         Maximum Production Rate

Rate Increase

Boeing has issued CCNs 3491, 3505, 3845, 3865, 4766, and 4791 containing firing orders authorizing rate increases to the 737 program and CCN’s 4208, 4211 and 4218 containing firing orders for the 777 program.  The Parties hereby amend SBP Attachment 15 Maximum Production Rate and Model Mix Constraint Matrix as set forth in Exhibit A of this MOA.  Except as set forth in this MOA, all other constraint matrix rules remain in full force and effect.  Potential delta costs associated with delta changes from the 737NG to the final configuration of the 737MAX are not included in this MOA.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Administration

Upon Boeing and Seller execution of this MOA, Boeing Supplier Management will incorporate this MOA into Attachment 9 of the SBP and incorporate Exhibit A of this MOA “Maximum Production Rate and Model Mix Constraint Matrix” into Attachment 15 to the SBP.  The Parties further agree to work together to develop mitigation plans to meet increased production rates as reflected in section two of this MOA in order to minimize disruption, additional Tooling, and capital expenditures through lean activities and joint production rate reviews.

II.                                     Rate Implementation Schedules

Production Rates have been implemented by Boeing as follows:

[*****]

[*****] APM ([*****] day cycle) — FOB [*****]
[*****] APM ([*****] day cycle) — FOB [*****]
[*****] APM ([*****] day cycle) — FOB [*****]

[*****]

[*****] APM ([*****] day cycle) — FOB [*****]

For purposes of this MOA, references to rates in APM are equivalent to the corresponding cycles listed above.

III.                                 Rate Deviations

In the event that acceleration of the FOB dates above is desired by Boeing and is possible, the Parties agree to mutually negotiate schedule and costs for such acceleration.

If Boeing fails to achieve the rates identified in section II within [*****] months of the FOB dates, it will be considered a Rate Termination Before FOB Dates per section IV.c.  Boeing agrees to review any requested adjustments to Attachment 15.

IV.                                Boeing Obligations

In consideration for revising the 737 and 777 Maximum Production Rate and Model Mix Constraint Matrix as outlined herein, Boeing agrees to pay for rate Tooling, and assume termination liability for compensation of certain agreed-to Seller Property Plant and Equipment (PP&E) expenses under the following conditions:

a.               Rate Tooling

For those accountable rate Tooling identified in Exhibit B (“Accountable Rate Tooling”) of this MOA, Boeing agrees to pay for and accept title to Accountable Rate Tooling after proper documentation has been received from Seller per the first paragraph of SBP Sections 5.2.1 “Non-Recurring Payment.” Seller agrees to maintain and account for the Tooling per SBP Section 3.3.4 “Tooling”, SBP Section 3.4.6 “Tooling Maintenance,” SBP Section 12.3 “Accountability for Tooling” and SBP Section 12.4 “Certified Tool Lists,” except to the extent superseded elsewhere in this MOA.  The Parties agree to a not-to-exceed value of [*****] for Accountable Rate Tooling, and for non-accountable rate Tooling (hereinafter “Non Accountable Rate Tooling”).  Non Accountable Rate Tooling is Tooling other than Accountable Rate Tooling, but excludes [*****] and other [*****].  This is not to exceed value for rate Tooling requirements for the rate up to [*****]APM for the 737 program and [*****] APM for the 777 program will be administered in accordance with the methodology set forth in Section IV.b. of this MOA, and Boeing will pay Seller the price resulting from such methodology.

After the new rate Tooling has been manufactured, Seller is required to submit a Certified Tool List (CTL) for Accountable Rate tooling to Boeing Supplier Management per SBP section 12.4 and the D33200-1 Suppliers Tooling document for approval by Boeing.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

If Seller identifies, and Boeing agrees to, the need of additional or alternate Accountable Rate Tooling other than as depicted in Exhibit B then such Tooling will be added.

Railcar Tooling and other rotable Tooling such as containers or kits supporting 737 – [*****] and 777 – [*****] rates are not included in this MOA and will be negotiated separately.

b.               Lump-Sum Payments and Methodology

Accountable Rate Tooling Methodology

The not-to-exceed value of [*****] set forth in section IV.a. herein is divided between the 737 and 777 programs as follows:  737 program is allocated a not-to-exceed value of [*****] and 777 program is allocated a not-to-exceed value of [*****] to cover all non-recurring Tooling costs associated with the subject rate increases for the production configurations existing as of the date of this MOA, except as otherwise set forth herein.  The below rates and factors under Sampling Data are to be utilized for calculation of the Accountable Rate Tooling prices to be paid by Boeing.

The values above include all costs, including but not limited to the design, procurement, build, installation, certification, and use of the tools identified on Exhibit B.

Sampling Data:

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

Non-Accountable Rate Tooling Lump-Sum Payments

The following lump-sum payments are fully negotiated and will be made by Boeing for Non-Accountable Rate Tooling, and will be deducted from the not-to-exceed settlement value of [*****] when paid [*****] per the schedule below after receipt of invoice:

i.                       [*****]

ii.                    [*****]

iii.                 [*****]

iv.                [*****]

Other Lump Sum Payments

A non-refundable rate surcharge totaling [*****] will be made to Seller in three lump sum payments valued at [*****] each as follows.  Payment to occur [*****] after receipt of valid invoice from Seller.

[*****] will be made [*****]

[*****] will be made [*****]

[*****] will be made [*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

c.               PP&E Liability

Rate Termination before FOB Dates

In the event of termination of any of the rates set forth in section II of this MOA before the FOB date associated with the respective rates, Boeing will make Seller whole [*****] in accordance with GTA section 12.0 “Termination for Convenience”, with the following not to exceed:

[*****]

Failure to Maintain Rate after FOB Dates

In the event that Boeing fails to maintain any of the rates set forth in section two of this MOA after the FOB date associated with the respective rate, Boeing’s total liability related to capital equipment and facilities necessary to support such rates (“Property Plant and Equipment” or “PP&E”) will be calculated from the information contained in Exhibit C in accordance with the formulas set forth in sections IV.c. i through iii of this MOA.  The values for the items contained in Exhibit C are fully negotiated.

i.                       After the FOB date for [*****] APM as specified in section two, Boeing must maintain Orders for delivery within and accept delivery of [*****] APM for [*****] during the following [*****].  If Boeing fails to maintain a minimum of [*****] APM for the [*****], Boeing will pay Seller in accordance with the following formula:

a.          [*****]

ii.                    After the FOB date for [*****] APM as specified in section two, Boeing must maintain Orders for delivery within and accept delivery of [*****] APM for [*****] during the following [*****].  If Boeing fails to maintain a minimum of [*****] APM for the [*****], Boeing will pay Seller in accordance with the following formula;

a.          [*****]

iii.                 After the FOB date for [*****] APM as specified in section two, Boeing must maintain Orders for delivery within and accept delivery of [*****] APM for [*****] during the following [*****].  If Boeing fails to maintain a minimum of [*****] APM for the [*****], Boeing will pay Seller in accordance with the following formula:

a.          [*****]

The above formulas are to be applied cumulatively for each rate increase, based on the associated FOB date.  Any payment for failure to maintain rate after FOB dates will be made after the closing of the associated [*****] production rate window.  Payment values are to be in accordance with formulas above applied to the values in Exhibit C.  Seller must demonstrate purchase of items contained in Exhibit C.  Payment will be made [*****] days after closing of production rate window and Boeings receipt of an accurate invoice.

d.                           Issuance of Order

Boeing will issue purchase orders, inclusive of the prices reflected herein, to Seller for Boeing rate.  Tooling required to support 737 rate increases up to and including [*****] APM, and 777 rate increases up to and including [*****] APM.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Any dollar values on the purchase orders associated with the Accountable tooling which have not been invoiced by Seller after [*****] will be forfeited.

V.                                    Seller Obligations

In consideration for revising the Maximum Production Rate and Model Mix Constraint Matrix to [*****] 737 airplanes per month and [*****] 777 airplanes per month, Seller agrees to the following:

a.                           Seller Risk

i.                        Seller will pay for the PP&E necessary to support rates in section two of this MOA, and will be responsible for factory rearrangements including installation costs, needed to support the rate increases up to [*****] 737 airplanes per month and [*****] 777 airplanes per month except to the extent otherwise set forth herein.  Seller will have title to all PP&E even in the event that Boeing terminates or fails to maintain rates.

If Seller indemnifies, and Boeing agrees to, the need of substitute PP&E other than as depicted in Exhibit C then such PP&E will be added and the PP&E being substituted will be removed.  Substitute PP&E cannot exceed value of PP&E being substituted.  The total value of Exhibit C will not exceed the values defined in Section IV.c.

ii.                     Seller will manufacture and source those rate Tools identified in this MOA in support of the rate increase to [*****] 737 APM and [*****] 777 APM.

iii.                  Unless otherwise agreed as contemplated in section IV.a., Seller will assume the risk of costs for rate Tooling above [*****] exclusive of [*****], for up to and including [*****] 737 APM, and an additional [*****] for [*****] 777 APM exclusive of [*****].

b.                           Accountable Rate Tooling

Seller must submit Certified Tool Lists (CTL) for all new Accountable Rate Tooling required to support the rate implementation schedules noted in section II.  Upon request by Boeing, Seller will provide a sampling of up to [*****] of the total number of accountable Rate Tooling identified in Exhibit B to this MOA.  In the event Boeing finds discrepancies from the sample data provided, or is required to provide additional data to support an IRS audit, Boeing reserves the right to request additional information.

c.                            Quarterly Program Reviews

Seller will conduct quarterly program reviews with Boeing, and/or at Boeing’s request provide written status/progress reports to Boeing on a quarterly basis.  These reviews will show the status on each of its activities required to meet the 737 and 777 production/ delivery requirements contained in the revised SBP Attachment 15 and contain updated status on:  Tooling (open, complete, invoiced, paid), PP&E (ordered, installed, on-line), and updated capacity and facility utilization charts.  The reviews will be scheduled and presented by Seller personnel either in person or virtually.  The reviews will rotate between the Seller site in Wichita, KS and Boeing Puget Sound.

VI.                                Entire Agreement

Seller and Boeing agree that this MOA represents the full and final settlement of all claims relating to the settlement of a revision of Attachment 15, Maximum Product Rate and Model Mix Constraint Matrix to support up to [*****] 737 airplanes per month and [*****] 777 per month as contemplated under SBP section 7.5.1 as required to support CCN 3491, 3505, 3845, 3865, 4766, 4791, 4208, 4211 and 4218 for the Aircraft configurations existing as of the Effective Date of this MOA.  This MOA contains the entire agreement between Seller and Boeing about the subject matter hereof and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written for said effort.  This MOA may be changed only in writing by authorized representatives of Seller and Boeing.  Except as specified herein, all other

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

terms of the SBP and GTA apply.  In the event of a conflict between the terms of this MOA and the SBP or GTA, the terms of this MOA will have precedence.

IN WITNESS WHEREOF, the Parties do execute this Agreement as of the Effective Date.

The Boeing Company		Spirit Aerosystems Inc.

By:	/s/ Scott A. Waner	By:	/s/ Philip D. Anderson

Name:	Scott A. Waner	Name:	Philip D. Anderson

Title:	Senior Manager	Title:	CFO

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

EXHIBIT A
Attachment 15 — Maximum Production Rate and Model Mix Constraint Matrix

	Monthly	Wichita	STRUCTURES				Engines
MODELS	Production Protection Rate	Capacity	MIX		Units Separation	Skin Polish	PSD Protection	WCH Capacity
737	[*****] Units	[*****] Units					[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]			[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]		[*****]	[*****]
		[*****]	[*****]	[*****]		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]		[*****]	[*****]
[*****]		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]

NOTE: The number of [*****] and [*****] model airplanes shown above reflect a total capacity of [*****] airplanes per month and reflect the number of [*****] model airplanes which can be manufactured with a corresponding reduction in the number of [*****] model airplanes.  A minimum of [*****] Units Separation is required between [*****] model units.  Production capacity and combinations of [*****] and [*****] models are limited to a total of [*****] airplanes per month with a [*****] unit separation as defined in the matrix above.  The combinations in the matrix above reflect the number of [*****] airplanes that can be made with a corresponding reduction in [*****] Models.  [*****] Rate Schedules above [*****] Jan2012;

[*****] Mar 2013; [*****] Apr 2014

[*****] Fin, Stabilizer, and Section 48 Sub-Assembly have been removed.  Spirit no longer manufactures.

MODEL #	Monthly	Wichita	MIX	STRUCTURES		Engine - Protection Rates
747	[*****] Units	[*****] Units	[*****]	Units Separation	Skin Polish	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

767	[*****] Units	[*****] Units	MIX	Units Separation	Skin Polish		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]

777	[*****] Units	[*****]	MIX	Units Separation	Skin Polish	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
TOTAL UNITS		[*****]
			LEGEND	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

EXHIBIT B
Accountable Rate Tooling

737 [*****]APM Tooling
[*****]	Bus Unit	Type	Tool Code	Tool#	[*****]
[*****]	FSS	Tool ME		Tool ME ([*****] lump sum)
[*****]	FSS	Facilities Assist		Facilities Tool Assist
[*****]	FSS	Spirit	3FME	111A0000-9415	[*****]
[*****]	FSS	Spirit	FAJ	111A0000-9415	[*****]
[*****]	FSS	Spirit	ME	111A0000-9415L	[*****]
[*****]	FSS	Spirit	ME	111A0000-9415R	[*****]
[*****]	FSS	Spirit	MIT	140A1650-1	[*****]
[*****]	FSS	Spirit	MHF	140A4320-360	[*****]
[*****]	FSS	Spirit	MHF	140A4320-540	[*****]
[*****]	FSS	Spirit	4FME	140A4401-9489	[*****]
[*****]	FSS	Spirit	2FME	140A4404-9490	[*****]
[*****]	FSS	Spirit	2FME	140A4405-9480	[*****]
[*****]	FSS	Spirit	MHF	140A4620-727	[*****]
[*****]	FSS	Spirit	MHF	140A4620-887	[*****]
[*****]	FSS	Spirit	FAJ	140A4801-9865	[*****]
[*****]	FSS	Spirit	FME	140A4801-9865	[*****]
[*****]	FSS	Spirit	FME	140A4801-9890	[*****]
[*****]	FSS	Spirit	ME	141A3701-9185L	[*****]
[*****]	FSS	Spirit	ME	141A3701-9185R	[*****]
[*****]	FSS	Spirit	DJ	146A7400	[*****]
[*****]	FSS	Spirit	2PME	148A1683-900	[*****]
[*****]	FSS	Spirit	PME	148A1683-900	[*****]
[*****]	FSS	Spirit	FME	148A2230-11	[*****]
[*****]	FSS	Spirit	FAJ	148A3330-9820	[*****]
[*****]	FSS	Spirit	3FME	149A1100-9994	[*****]
[*****]	FSS	Spirit	MIT	284A0602-9190	[*****]
[*****]	FSS	Spirit	DJ	284A0603-27	[*****]
[*****]	FSS	Spirit	3FME	65-73748-312	[*****]
[*****]	PSS	Spirit	FME	315A2001-1	[*****]
[*****]	PSS	Spirit	TME	315A2001-1	[*****]
[*****]	PSS	Spirit	FME	315A2001-2	[*****]
[*****]	PSS	Spirit	TME	315A2001-2	[*****]
[*****]	PSS	Spirit	3BAJ	315A2101-41	[*****]
[*****]	PSS	Spirit	3BAJ	315A2102-41	[*****]
[*****]	PSS	Spirit	PME	315A2500-1	[*****]
[*****]	PSS	Supplier	HFD	311A2684-11 (Ducommon)**	[*****]
[*****]	PSS	Supplier	HFD	311A2684-12 (Ducommon)**	[*****]
[*****]	PSS	Supplier	HFD	315A2109-1 (Ducommon)**	[*****]
[*****]	PSS	Supplier	HFD	315A2109-2 (Ducommon)**	[*****]
[*****]	PSS	Supplier	HFD	315A2257-10 (Ducommon)**	[*****]
[*****]	PSS	Supplier	HFD	315A2257-11 (Ducommon)**	[*****]
[*****]	PSS	Supplier	HFD	315A2257-12 (Ducommon)**	[*****]
[*****]	PSS	Supplier	HFD	315A2257-9 (Ducommon)**	[*****]
[*****]	PSS	Supplier		353A2082-1 (Ducommon)**	[*****]
[*****]	PSS	Supplier		353A2084-2 (Ducommon)**	[*****]
[*****]	PSS	Supplier		354A4000-13 (Ducommon)**	[*****]
[*****]	PSS	Supplier		LP12923 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12924 (Nikkiso Part Num)**	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****]	PSS	Supplier		LP12925 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12926 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12927 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12928 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12929 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12930 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12931 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12932 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12933 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12934 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12935 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12936 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12937 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12938 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12939 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12940 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12943 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12944 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12983 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12984 (Nikkiso Part Num)**	[*****]
[*****]	Tulsa	Spirit	BAJ	113A3150-1	[*****]
[*****]	Tulsa	Spirit	BAJ	113A3150-2	[*****]
[*****]	Tulsa	Spirit	BAJ	113A3710-1	[*****]
[*****]	Tulsa	Spirit	BAJ	113A3710-2	[*****]
[*****]	Tulsa	Spirit	BAJ	114A6010-1-2	[*****]
[*****]	Tulsa	Spirit	BAJ	114A6010-1-2	[*****]
[*****]	Tulsa	Spirit	BAJ	114A6020-1-2	[*****]
[*****]	Tulsa	Spirit	BAJ	114A6030-1-2	[*****]
[*****]	Tulsa	Spirit	BAJ	114A6030-1-2	[*****]
[*****]	Tulsa	Spirit	BAJ	1146040-1-2	[*****]
[*****]	Tulsa	Supplier		116A4161-5 (AIDC)**	[*****]
[*****]	Tulsa	Supplier		116A4161-6 (AIDC)**	[*****]
[*****]	Tulsa	Supplier		116A5502-5 (AIDC)**	[*****]
[*****]	Tulsa	Supplier		116A5508-11 (AIDC)**	[*****]
[*****]	Tulsa	Supplier		116A5508-12 (AIDC)**	[*****]
[*****]	Tulsa	Supplier	FAJ	116A5510-935	[*****]
[*****]	Tulsa	Supplier	FAJ	116A5510-936	[*****]
[*****]	FSS	Tool ME		Tool ME ([*****] lump sum)
[*****]	FSS	Facilities Assist		Facilities Tool Assist
[*****]	FSS	Spirit	WST	128065	[*****]
[*****]	FSS	Spirit	MIT	001A4001-7945	[*****]
[*****]	FSS	Spirit	FME	001A4001-9900	[*****]
[*****]	FSS	Spirit	FUHF	001A4001-9900	[*****]
[*****]	FSS	Spirit	FUHF	001A4001-9900	[*****]
[*****]	FSS	Spirit	2PME	001A4001-9980	[*****]
[*****]	FSS	Spirit	PME	001A4001-9980	[*****]
[*****]	FSS	Spirit	5PME	001A4001-9994	[*****]
[*****]	FSS	Spirit	FME	001A4001-9994	[*****]
[*****]	FSS	Spirit	3FME	111A0000-9415	[*****]
[*****]	FSS	Spirit	DJ	111A0000-9415	[*****]
[*****]	FSS	Spirit	FAJ	111A0000-9415	[*****]
[*****]	FSS	Spirit	LJ	111A0000-9415L	[*****]
[*****]	FSS	Spirit	ME	111A0000-9415L	[*****]
[*****]	FSS	Spirit	LJ	111A0000-9415R	[*****]
[*****]	FSS	Spirit	ME	111A0000-9415R	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****]	FSS	Spirit	TSF	111A0000-9425	[*****]
[*****]	FSS	Spirit	TSF	111A0000-9910	[*****]
[*****]	FSS	Spirit	HF	111a3000-9405	[*****]
[*****]	FSS	Spirit	HF	111a3000-9405	[*****]
[*****]	FSS	Spirit	5RAJ	111A3000-9406	[*****]
[*****]	FSS	Spirit	LJ	111A7000-9415	[*****]
[*****]	FSS	Spirit	26DJ	140A0340-9932AF	[*****]
[*****]	FSS	Spirit	4DJ	140A0340-9932AF	[*****]
[*****]	FSS	Spirit	5DJ	140A0340-9932AF	[*****]
[*****]	FSS	Spirit	6DJ	140A0340-9932AF	[*****]
[*****]	FSS	Spirit	7DJ	140A0340-9932AF	[*****]
[*****]	FSS	Spirit	2LJ	140A0340-9932ALAV	[*****]
[*****]	FSS	Spirit	12DJ	140A0340-9932FF	[*****]
[*****]	FSS	Spirit	21DJ	140A0340-9932FF	[*****]
[*****]	FSS	Spirit	24DJ	140A0340-9932FF	[*****]
[*****]	FSS	Spirit	2DJ	140A0340-9932FF	[*****]
[*****]	FSS	Spirit	4DJ	140A0340-9932FF	[*****]
[*****]	FSS	Spirit	5DJ	140A0340-9932FF	[*****]
[*****]	FSS	Spirit	7DJ	140A0340-9932FF	[*****]
[*****]	FSS	Spirit	DJ	140A0340-9932FF	[*****]
[*****]	FSS	Spirit	2LJ	140A0345-9912	[*****]
[*****]	FSS	Spirit	2RAJ	140A0346-9520	[*****]
[*****]	FSS	Spirit	LI	140A0348-9912	[*****]
[*****]	FSS	Spirit	2RAJ	140A0350-9530	[*****]
[*****]	FSS	Spirit	3LJ	140A0355-9912	[*****]
[*****]	FSS	Spirit	3MIT	140A1650-1	[*****]
[*****]	FSS	Spirit	MIT	140A1650-1	[*****]
[*****]	FSS	Spirit	FAJ	140A4100-9185	[*****]
[*****]	FSS	Spirit	FME	140A4100-9185	[*****]
[*****]	FSS	Spirit	FME	140A4100-9190	[*****]
[*****]	FSS	Spirit	ME	140A4100-9190	[*****]
[*****]	FSS	Spirit	3MHF	140A4112-9175	[*****]
[*****]	FSS	Spirit	ME	140A4112-9179L	[*****]
[*****]	FSS	Spirit	ME	140A4112-9179U	[*****]
[*****]	FSS	Spirit	ME	140A4112-9185	[*****]
[*****]	FSS	Spirit	MIT	140A4112-9924	[*****]
[*****]	FSS	Spirit	3MHF	140A4113-9165	[*****]
[*****]	FSS	Spirit	ME	140A4113-9169L	[*****]
[*****]	FSS	Spirit	ME	140A4113-9169U	[*****]
[*****]	FSS	Spirit	ME	140A4113-9185	[*****]
[*****]	FSS	Spirit	FME	140A4310-9395	[*****]
[*****]	FSS	Spirit	2ME	140A4320-1	[*****]
[*****]	FSS	Spirit	2ME	140A4320-1	[*****]
[*****]	FSS	Spirit	ME	140A4320-1	[*****]
[*****]	FSS	Spirit	ME	140A4320-1	[*****]
[*****]	FSS	Spirit	PME	140A4320-1	[*****]
[*****]	FSS	Spirit	2ME	140A4320-2	[*****]
[*****]	FSS	Spirit	2ME	140A4320-2	[*****]
[*****]	FSS	Spirit	ME	140A4320-2	[*****]
[*****]	FSS	Spirit	ME	140A4320-2	[*****]
[*****]	FSS	Spirit	MHF	140A4320-360	[*****]
[*****]	FSS	Spirit	MHF	140A4320-360	[*****]
[*****]	FSS	Spirit	MHF	140A4320-410	[*****]
[*****]	FSS	Spirit	MHF	140A4320-500A	[*****]
[*****]	FSS	Spirit	2MHF	140A4320-540	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****]	FSS	Spirit	MHF	140A4320-540	[*****]
[*****]	FSS	Spirit	MHF	140A4320-540	[*****]
[*****]	FSS	Spirit	2FME	140A4320-9335	[*****]
[*****]	FSS	Spirit	FME	140A4320-9335	[*****]
[*****]	FSS	Spirit	2FME	140A4402-9453	[*****]
[*****]	FSS	Spirit	FME	140A4402-9473	[*****]
[*****]	FSS	Spirit	FME	140A4402-9474	[*****]
[*****]	FSS	Spirit	2FME	140A4404-9490	[*****]
[*****]	FSS	Spirit	3ME	140A4404-9490	[*****]
[*****]	FSS	Spirit	4ME	140A4404-9490	[*****]
[*****]	FSS	Spirit	FME	140A4404-9490	[*****]
[*****]	FSS	Spirit	FME	140A4404-9490	[*****]
[*****]	FSS	Spirit	ME	140A4404-9490	[*****]
[*****]	FSS	Spirit	ME	140A4404-9490	[*****]
[*****]	FSS	Spirit	MIT	140A4404-9490	[*****]
[*****]	FSS	Spirit	2FME	140A4405-9480	[*****]
[*****]	FSS	Spirit	FAI	140A4405-9480	[*****]
[*****]	FSS	Spirit	FME	140A4610-9695	[*****]
[*****]	FSS	Spirit	2ME	140A4620-1	[*****]
[*****]	FSS	Spirit	2ME	140A4620-1	[*****]
[*****]	FSS	Spirit	ME	140A4620-1	[*****]
[*****]	FSS	Spirit	ME	140A4620-1	[*****]
[*****]	FSS	Spirit	2ME	140A4620-2	[*****]
[*****]	FSS	Spirit	2ME	140A4620-2	[*****]
[*****]	FSS	Spirit	ME	140A4620-2	[*****]
[*****]	FSS	Spirit	ME	140A4620-2	[*****]
[*****]	FSS	Spirit	2MHF	140A4620-727	[*****]
[*****]	FSS	Spirit	MHF	140A4620-727	[*****]
[*****]	FSS	Spirit	MHF	140A4620-727	[*****]
[*****]	FSS	Spirit	MHF	140A4620-7278	[*****]
[*****]	FSS	Spirit	MHF	140A4620-777	[*****]
[*****]	FSS	Spirit	MHF	140A4620-887	[*****]
[*****]	FSS	Spirit	MHF	140A4620-887	[*****]
[*****]	FSS	Spirit	2MIT	140A4700	[*****]
[*****]	FSS	Spirit	3HRF	140A4700	[*****]
[*****]	FSS	Spirit	4FME	140A4700	[*****]
[*****]	FSS	Spirit	FME	140A4700	[*****]
[*****]	FSS	Spirit	FMHF	140A4700	[*****]
[*****]	FSS	Spirit	MIT	140A4700	[*****]
[*****]	FSS	Spirit	PRE	140A4700	[*****]
[*****]	FSS	Spirit	ME	140A4700-1	[*****]
[*****]	FSS	Spirit	ME	140A4700-2	[*****]
[*****]	FSS	Spirit	3MHF	140A4710	[*****]
[*****]	FSS	Spirit	ME	140A4710	[*****]
[*****]	FSS	Spirit	3MHF	140A4720	[*****]
[*****]	FSS	Spirit	ME	140A4720	[*****]
[*****]	FSS	Spirit	FAI	140A4801-9865	[*****]
[*****]	FSS	Spirit	FME	140A4801-9865	[*****]
[*****]	FSS	Spirit	FME	140A4801-9890	[*****]
[*****]	FSS	Spirit	LJ	141A0611-9190	[*****]
[*****]	FSS	Spirit	DJ	141A0640-9185L	[*****]
[*****]	FSS	Spirit	DJ	141A0640-9185R	[*****]
[*****]	FSS	Spirit	PME	141A0650-9190	[*****]
[*****]	FSS	Spirit	LJ	141A0741-9185	[*****]
[*****]	FSS	Spirit	LJ	141A2100-9190	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****]	FSS	Spirit	LJ	141A3501-9190	[*****]
[*****]	FSS	Spirit	ME	141A3502-9185	[*****]
[*****]	FSS	Spirit	ME	141A3701-9185L	[*****]
[*****]	FSS	Spirit	ME	141A3701-9185R	[*****]
[*****]	FSS	Spirit	LJ	141A3811-2	[*****]
[*****]	FSS	Spirit	ME	141A3910-9185	[*****]
[*****]	FSS	Spirit	LJ	141A4830-9136L	[*****]
[*****]	FSS	Spirit	LJ	141A4830-9136R	[*****]
[*****]	FSS	Spirit	LJ	141A5300-912	[*****]
[*****]	FSS	Spirit	MIT	141A5600	[*****]
[*****]	FSS	Spirit	4MIT	141A6000-1	[*****]
[*****]	FSS	Spirit	5MIT	141A6000-1	[*****]
[*****]	FSS	Spirit	MIT	141A6160-7	[*****]
[*****]	FSS	Spirit	LJ	141A6504-1	[*****]
[*****]	FSS	Spirit	LJ	141A6720-1	[*****]
[*****]	FSS	Spirit	2MIT	141A8205-9924	[*****]
[*****]	FSS	Spirit	MIT	141A8205-9924	[*****]
[*****]	FSS	Spirit	LJ	141A8205-9940	[*****]
[*****]	FSS	Spirit	LJ	141A8800	[*****]
[*****]	FSS	Spirit	2MF	141A8851-3	[*****]
[*****]	FSS	Spirit	2LJ	141A8870-9190	[*****]
[*****]	FSS	Spirit	LJ	141A8870-9190	[*****]
[*****]	FSS	Spirit	MIT	141A8870-9190	[*****]
[*****]	FSS	Spirit	DJ	141A9500-9136	[*****]
[*****]	FSS	Spirit	5FME	143A0000	[*****]
[*****]	FSS	Spirit	PRE	143A0000	[*****]
[*****]	FSS	Spirit	LJHF	143A0000	[*****]
[*****]	FSS	Spirit	LJHF	143A0000	[*****]
[*****]	FSS	Spirit	3FME	143A0000-900	[*****]
[*****]	FSS	Spirit	4FME	143A0000-900	[*****]
[*****]	FSS	Spirit	2DJ	143A0060-1	[*****]
[*****]	FSS	Spirit	DJ	143A0060-1	[*****]
[*****]	FSS	Spirit	DJ	143A7500-1	[*****]
[*****]	FSS	Spirit	2LJ	143A7500-20	[*****]
[*****]	FSS	Spirit	2DJ	144A5300-9912	[*****]
[*****]	FSS	Spirit	3DJ	144A5300-9912	[*****]
[*****]	FSS	Spirit	DJ	144A5300-9912	[*****]
[*****]	FSS	Spirit	LJ	144A5300-9912	[*****]
[*****]	FSS	Spirit	2MIT	144A7100-9415	[*****]
[*****]	FSS	Spirit	MIT	144A7100-9415	[*****]
[*****]	FSS	Spirit	2DJ	144A7700-9490	[*****]
[*****]	FSS	Spirit	DJ	144A7700-9490	[*****]
[*****]	FSS	Spirit	DJ	144A7700-9490	[*****]
[*****]	FSS	Spirit	2DJ	146A0061-1	[*****]
[*****]	FSS	Spirit	DJ	146A7400	[*****]
[*****]	FSS	Spirit	LJ	146A7500-1	[*****]
[*****]	FSS	Spirit	MIT	146A7810-1	[*****]
[*****]	FSS	Spirit	MIT	146A7810-9635	[*****]
[*****]	FSS	Spirit	MIT	146A7811-10	[*****]
[*****]	FSS	Spirit	MIT	146A7811-9	[*****]
[*****]	FSS	Spirit	LJ	146A8300-1	[*****]
[*****]	FSS	Spirit	DJ	146A8340-1	[*****]
[*****]	FSS	Spirit	LJ	146A9401	[*****]
[*****]	FSS	Spirit	LJ	147A5690-3	[*****]
[*****]	FSS	Spirit	MIT	147A5700	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****]	FSS	Spirit	LJ	147A6104-1	[*****]
[*****]	FSS	Spirit	LJ	147A6104-2	[*****]
[*****]	FSS	Spirit	2DJ	147A7500-1	[*****]
[*****]	FSS	Spirit	MIT	147A9109-1	[*****]
[*****]	FSS	Spirit	DJ	147A9209-2	[*****]
[*****]	FSS	Spirit	DJ	148A0922-9890	[*****]
[*****]	FSS	Spirit	ME	148A1600-9890 (-201 Det)	[*****]
[*****]	FSS	Spirit	ME	148A1600-9890 (-301 Det)	[*****]
[*****]	FSS	Spirit	JDT	148A1682-7	[*****]
[*****]	FSS	Spirit	MIT	148A2601-9862	[*****]
[*****]	FSS	Spirit	JDT	148A3590-1	[*****]
[*****]	FSS	Spirit	JDT	148A3590-1104	[*****]
[*****]	FSS	Spirit	JDT	148A3590-1121	[*****]
[*****]	FSS	Spirit	JDT	148A3590-1138	[*****]
[*****]	FSS	Spirit	JDT	148A3590-2L	[*****]
[*****]	FSS	Spirit	JDT	148A3590-3L	[*****]
[*****]	FSS	Spirit	JDT	148A3590-4R	[*****]
[*****]	FSS	Spirit	MIT	148A3820-1	[*****]
[*****]	FSS	Spirit	MIT	148A3820-2	[*****]
[*****]	FSS	Spirit	LJ	148A8300-3	[*****]
[*****]	FSS	Spirit	2FME	149A1100-9974	[*****]
[*****]	FSS	Spirit	3FME	149A1100-9974	[*****]
[*****]	FSS	Spirit	MIT	149A4000-9931	[*****]
[*****]	FSS	Spirit	LJ	149A7130-9902	[*****]
[*****]	FSS	Spirit	2LJ	149A7190-1	[*****]
[*****]	FSS	Spirit	DJ	149A7190-1	[*****]
[*****]	FSS	Spirit	LJ	149A7190-1	[*****]
[*****]	FSS	Spirit	2LJ	149A7190-2	[*****]
[*****]	FSS	Spirit	DJ	149A7190-2	[*****]
[*****]	FSS	Spirit	LJ	149A7190-2	[*****]
[*****]	FSS	Spirit	DCD	149A7200-9415	[*****]
[*****]	FSS	Spirit	2LJ	149A7210-9415	[*****]
[*****]	FSS	Spirit	3LJ	149A7210-9415	[*****]
[*****]	FSS	Spirit	LJ	149A7210-9415L	[*****]
[*****]	FSS	Spirit	DJ	149A7275-9415L	[*****]
[*****]	FSS	Spirit	DJ	149A7275-9415R	[*****]
[*****]	FSS	Spirit	MIT	149A7501-25	[*****]
[*****]	FSS	Spirit	LJ	149A7701-9415	[*****]
[*****]	FSS	Spirit	DJ	149A8103-1	[*****]
[*****]	FSS	Spirit	DJ	149A8104-1	[*****]
[*****]	FSS	Spirit	2BOF	181A1000-2	[*****]
[*****]	FSS	Spirit	2FAJ	181A1000-2	[*****]
[*****]	FSS	Spirit	2MIT	181A1000-2	[*****]
[*****]	FSS	Spirit	4MIT	181A1000-2	[*****]
[*****]	FSS	Spirit	5MIT	181A1000-2	[*****]
[*****]	FSS	Spirit	FAJ	181A1000-2	[*****]
[*****]	FSS	Spirit	TSB	181A1000-3	[*****]
[*****]	FSS	Spirit	NCMIT	181A1000-5	[*****]
[*****]	FSS	Spirit	NCMIT	181A1000-7	[*****]
[*****]	FSS	Spirit	NCMIT	181A1000-9	[*****]
[*****]	FSS	Spirit	BAJ	2 Skin Fab BAJs (141A3816-13,-14)	[*****]
[*****]	FSS	Spirit	4DJ	218A9120-9415	[*****]
[*****]	FSS	Spirit	5DJ	218A9120-9415	[*****]
[*****]	FSS	Spirit	5DJ	218A9120-9415	[*****]
[*****]	FSS	Spirit	6DJ	218A9120-9415	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****]	FSS	Spirit	7DJ	218A9120-9415	[*****]
[*****]	FSS	Spirit	DJ	251A1630	[*****]
[*****]	FSS	Spirit	DJ	251A1640	[*****]
[*****]	FSS	Spirit	MIT	284A0602-9190	[*****]
[*****]	FSS	Spirit	DJ	284A0839-7	[*****]
[*****]	FSS	Spirit	LJ	412A3247-1	[*****]
[*****]	FSS	Spirit	MIT	50-7945	[*****]
[*****]	FSS	Spirit	PME	65-73741-300	[*****]
[*****]	FSS	Spirit	DJ	65C30492-1	[*****]
[*****]	FSS	Spirit	N/A	JIB CRANE	[*****]
[*****]	FSS	Spirit	N/A	JIB CRANE	[*****]
[*****]	FSS	Spirit	N/A	SCISSOR LIFT	[*****]
[*****]	FSS	Spirit	N/A	SCISSOR LIFT	[*****]
[*****]	FSS	Supplier		POP Tooling**
[*****]	FSS	Supplier		MOP Tooling**
[*****]	FSS	Supplier		Windshield/Pass Windows**
[*****]	FSS	Supplier (Gen Fab Offload)	MC	141T4141T8820-1LMC
[*****]	FSS	Supplier (Gen Fab Offload)	SPT	141T4846-25:SPT
[*****]	FSS	Supplier (Gen Fab Offload)	MC	141T4899-2:MC
[*****]	FSS	Supplier (Gen Fab Offload)	MC	141T4899-2:MC
[*****]	FSS	Supplier (Gen Fab Offload)	MC	141T4899-2L:MC
[*****]	FSS	Supplier (Gen Fab Offload)	MC	141T4899-2L:MC
[*****]	FSS	Supplier (Gen Fab Offload)	JDT	141T4929-3:JDT
[*****]	FSS	Supplier (Gen Fab Offload)	LF	141T4929-3:LF
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T4929-4:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	CF	141T8820-1:CF
[*****]	FSS	Supplier (Gen Fab Offload)	CF	141T8820-1:CF
[*****]	FSS	Supplier (Gen Fab Offload)	MC	141T8820-1:MC
[*****]	FSS	Supplier (Gen Fab Offload)	MC	141T8820-1:MC
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8820-1:MF
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8820-1:MF
[*****]	FSS	Supplier (Gen Fab Offload)	DJ	141T8820-10AT:DJ
[*****]	FSS	Supplier (Gen Fab Offload)	DJ	141T8820-10AT:DJ
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8820-10AT:MF
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8820-10AT:MF
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8820-10AT:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8820-10AT:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8820-11:MF
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8820-11:MF
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8820-11:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8820-11:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8820-11:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8820-11:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	BOF	141T8820-11AT3:BOF
[*****]	FSS	Supplier (Gen Fab Offload)	OF	141T8820-11AT3:BOF
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8820-11AT4:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8820-11AT4:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8820-12:MF
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8820-12:MF
[*****]	FSS	Supplier (Gen Fab Offload)	BOF	141T8820-12AT3:BOF
[*****]	FSS	Supplier (Gen Fab Offload)	BOF	141T8820-12AT3:BOF
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8820-12AT3:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8820-12AT4:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8820-12AT4:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	MC	141T8820-1L:MC

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****]	FSS	Supplier (Gen Fab Offload)	CF	141T8820-2:CF
[*****]	FSS	Supplier (Gen Fab Offload)	CF	141T8820-2:CF
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8820-2:MF
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8820-2:MF
[*****]	FSS	Supplier (Gen Fab Offload)	DJ	141T8820-9AT:DJ
[*****]	FSS	Supplier (Gen Fab Offload)	DJ	141T8820-9AT:DJ
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8820-9AT:MF
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8820-9AT:MF
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8820-9AT:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8820-9AT:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	CF	141T8830-3:CF
[*****]	FSS	Supplier (Gen Fab Offload)	MC	141T8830-3:MC
[*****]	FSS	Supplier (Gen Fab Offload)	MC	141T8830-3:MC
[*****]	FSS	Supplier (Gen Fab Offload)	CT	141T8830-33:CT
[*****]	FSS	Supplier (Gen Fab Offload)	CT	141T8830-35:CT
[*****]	FSS	Supplier (Gen Fab Offload)	CT	141T8830-39:CT
[*****]	FSS	Supplier (Gen Fab Offload)	CT	141T8830-39:CT
[*****]	FSS	Supplier (Gen Fab Offload)	CF	141T8830-4:CF
[*****]	FSS	Supplier (Gen Fab Offload)	CT	141T8830-41:CT
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8830-49AT:MF
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8830-50AT:MF
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8830-53:MF
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8830-53A53:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8830-53A53:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8830-53AT:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	BOF	141T8830-53AT2:BOF
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8830-53AT3:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8830-54:MF
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8830-54AT:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	BOF	141T8830-54AT2:BOF
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8830-54AT3:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	BT	141T8830-73:BT
[*****]	FSS	Supplier (Gen Fab Offload)	BT	141T8830-75:BT
[*****]	FSS	Supplier (Gen Fab Offload)	BT	141T8830-77:BT
[*****]	FSS	Supplier (Gen Fab Offload)	BT	141T8830-77:BT
[*****]	FSS	Supplier (Gen Fab Offload)	BT	141T8830-79:BT
[*****]	FSS	Supplier (Gen Fab Offload)	BT	141T8830-79:BT
[*****]	FSS	Supplier (Gen Fab Offload)	BT	141T8830-81:BT
[*****]	FSS	Supplier (Gen Fab Offload)	BT	141T8830-89:BT
[*****]	FSS	Supplier (Gen Fab Offload)	SPT	141T8844-7:SPT
[*****]	FSS	Supplier (Gen Fab Offload)	STFB	141T8844-7:STFB
[*****]	FSS	Supplier (Gen Fab Offload)	BPHB	141T8844-75A2:BPHB
[*****]	FSS	Supplier (Gen Fab Offload)	BT	141T8844-75A2:BT
[*****]	FSS	Supplier (Gen Fab Offload)	BT	141T8844-75A2:BT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8844-75A2:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	BPHB	141T8844-76A2:BPHB
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8844-76A2:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	BOF	141T8844-7ATA:BOF
[*****]	FSS	Supplier (Gen Fab Offload)	BOF	141T8844-7ATA:BOF
[*****]	FSS	Supplier (Gen Fab Offload)	BOF	141T8844-7ATA:BOF
[*****]	FSS	Supplier (Gen Fab Offload)	BOF	141T8844-7ATA:BOF
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8844-7ATA:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8844-7ATA:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	SPT	141T8844-8:SPT
[*****]	FSS	Supplier (Gen Fab Offload)	SPT	141T8844-8:SPT

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****]	FSS	Supplier (Gen Fab Offload)	BPHB	141T8844-81A2:BPHB
[*****]	FSS	Supplier (Gen Fab Offload)	BT	141T8844-81A2:BT
[*****]	FSS	Supplier (Gen Fab Offload)	BT	141T8844-81A2:BT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8844-81A2:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	BPHB	141T8844-82A2:BPHB
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8844-82A2:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8845-1:MF
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8845-2:MF
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8845-7:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	DJ	141T8845-7ATA:DJ
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8845-7ATA:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8845-7ATA:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8845-8:MF
[*****]	FSS	Supplier (Gen Fab Offload)	DJ	141T8845-8ATA:DJ
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8845-8ATA:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8850-4:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8852-31:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8852-32:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8852-33:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8852-34:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8852-35:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8853-109:MF
[*****]	FSS	Supplier (Gen Fab Offload)	TJ	141T8853-109:TJ
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8853-109AT1:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8853-109AT1:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8853-110:MF
[*****]	FSS	Supplier (Gen Fab Offload)	TJ	141T8853-110:TJ
[*****]	FSS	Supplier (Gen Fab Offload)	SPT	141T8853-18:SPT
[*****]	FSS	Supplier (Gen Fab Offload)	SPT	141T8853-19:SPT
[*****]	FSS	Supplier (Gen Fab Offload)	KSTFB	141T8853-3:KSTFB
[*****]	FSS	Supplier (Gen Fab Offload)	STFB	141T8853-4:STFB
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8853-53:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8853-54:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	SPT	141T8853-55:SPT
[*****]	FSS	Supplier (Gen Fab Offload)	SPT	141T8853-56:SPT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8853-65:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	SPT	141T8853-65:SPT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8853-66:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	SPT	141T8853-66:SPT
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8857-5:MF
[*****]	FSS	Supplier (Gen Fab Offload)	BOF	141T8857-5ATA:BOF
[*****]	FSS	Supplier (Gen Fab Offload)	BOF	141T8857-5ATA:BOF
[*****]	FSS	Supplier (Gen Fab Offload)	BOF	141T8857-5ATA:BOF
[*****]	FSS	Supplier (Gen Fab Offload)	BOF	141T8857-5ATA:BOF
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8857-5ATA:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141T8857-6:MF
[*****]	FSS	Supplier (Gen Fab Offload)	MF	141T8857-6ATA:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141W8820-99005A:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141W8820-99006A:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141W8820-99007A:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	LJ	141W8830-11LJ
[*****]	FSS	Supplier (Gen Fab Offload)	LJ	141W8830-12LJ
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141W8830-925A:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141W8830-926A:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141W8832-1:NCT

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141W8832-2:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141W8832-3:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	141W8832-4:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	147A7703-19:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	147A7703-21:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	147A7703-31:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	147A7703-32:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	147A7703-32:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	147A7703-33:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	147A7703-34:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	MF	181A11120-1:MF
[*****]	FSS	Supplier (Gen Fab Offload)	NCT	181A1120-1:NCT
[*****]	FSS	Supplier (Gen Fab Offload)	MA	BAC1514-2477:MA
[*****]	FSS	Supplier (Gen Fab Offload)	MA	BAC1514-2477:MA
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141A3521-28
[*****]	FSS	Supplier (Skin Fab Offload)	MF	141A3521-28
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	141A3521-28
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141A3521-33
[*****]	FSS	Supplier (Skin Fab Offload)	MF	141A3521-33
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	141A3521-33
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141A3721-33
[*****]	FSS	Supplier (Skin Fab Offload)	MF	141A3721-33
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	141A3721-33
[*****]	FSS	Supplier (Skin Fab Offload)	SUT	141A3721-33
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141A3721-41
[*****]	FSS	Supplier (Skin Fab Offload)	MF	141A3721-41
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	141A3721-41
[*****]	FSS	Supplier (Skin Fab Offload)	SUT	141A3721-41
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141A3810-36
[*****]	FSS	Supplier (Skin Fab Offload)	MF	141A3810-36
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	141A3810-36
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141A3810-37
[*****]	FSS	Supplier (Skin Fab Offload)	MF	141A3810-37
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	141A3810-37
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141W2541-20
[*****]	FSS	Supplier (Skin Fab Offload)	BACD	141W2541-42
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141W2541-42
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141W2911-4ATA
[*****]	FSS	Supplier (Skin Fab Offload)	SDT	141W2911-4ATA
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141W2921-36
[*****]	FSS	Supplier (Skin Fab Offload)	SDT	141W2921-36
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141W2921-37
[*****]	FSS	Supplier (Skin Fab Offload)	SDT	141W2921-37
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141W2921-38
[*****]	FSS	Supplier (Skin Fab Offload)	SDT	141W2921-38
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141W2921-932
[*****]	FSS	Supplier (Skin Fab Offload)	SDT	141W2921-932
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141W2931-13
[*****]	FSS	Supplier (Skin Fab Offload)	SDT	141W2931-13
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141W2931-15
[*****]	FSS	Supplier (Skin Fab Offload)	SDT	141W2931-15
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141W2941-32
[*****]	FSS	Supplier (Skin Fab Offload)	SDT	141W2941-32
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141W2941-34
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141W2941-35

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141W2941-37
[*****]	FSS	Supplier (Skin Fab Offload)	SDT	141W2941-37
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	141WS871-8
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	147A3300-1
[*****]	FSS	Supplier (Skin Fab Offload)	MF	147A3300-1
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	147A3300-1
[*****]	FSS	Supplier (Skin Fab Offload)	SUT	147A3300-1
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	147A3400-4
[*****]	FSS	Supplier (Skin Fab Offload)	MF	147A3400-4
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	147A3400-4
[*****]	FSS	Supplier (Skin Fab Offload)	SUT	147A3400-4
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3111-18
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3111-18
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	148A3111-18
[*****]	FSS	Supplier (Skin Fab Offload)	SUT	148A3111-18
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3111-20
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3111-20
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	148A3111-20
[*****]	FSS	Supplier (Skin Fab Offload)	SUT	148A3111-20
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3121-10
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3121-10
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	148A3121-10
[*****]	FSS	Supplier (Skin Fab Offload)	SUT	148A3121-10
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3121-7
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3121-7
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3311-5
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3311-5
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	148A3311-5
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3311-901C
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3311-901C
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	148A3311-901C
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3321-909A
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3321-909A
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	148A3321-909A
[*****]	FSS	Supplier (Skin Fab Offload)	SUT	148A3321-909A
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3321-912
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3321-913
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3321-922
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3321-922
[*****]	FSS	Supplier (Skin Fab Offload)	SUT	148A3321-922
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3331-1
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3331-1
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	148A3331-1
[*****]	FSS	Supplier (Skin Fab Offload)	SUT	148A3331-1
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3331-6
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3331-6
[*****]	FSS	Supplier (Skin Fab Offload)	SUT	148A3331-6
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3332-1
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3332-1
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	148A3332-1
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3332-4
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	148A3332-4
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3335-10
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3335-3
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3595-15

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3595-15
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	148A3595-15
[*****]	FSS	Supplier (Skin Fab Offload)	SUT	148A3595-15
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3820-27
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3820-27
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	148A3820-27
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3820-28
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3820-28
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	148A3820-28
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3820-901
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3820-901
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	148A3820-901
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A3820-902
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A3820-902
[*****]	FSS	Supplier (Skin Fab Offload)	STFB	148A3820-902
[*****]	FSS	Supplier (Skin Fab Offload)	CMT	148A6375-7
[*****]	FSS	Supplier (Skin Fab Offload)	MF	148A6375-7
[*****]	FSS	Supplier (Skin Fab offload)	STFB	148A6375-7
[*****]	PSS	Spirit	2MF	311A2281-2	[*****]
[*****]	PSS	Spirit	3BAJ	315A2101-41	[*****]
[*****]	PSS	Spirit	BPPF	315A2101-5	[*****]
[*****]	PSS	Spirit	3BAJ	315A2102-41	[*****]
[*****]	PSS	Spirit	BPPF	315A2102-5	[*****]
[*****]	PSS	Spirit	3BAJ	315A2502-101	[*****]
[*****]	PSS	Spirit	3BAJ	315A2502-102	[*****]
[*****]	PSS	Spirit	3BAJ	315A2502-3	[*****]
[*****]	PSS	Spirit	3BAJ	315A2502-5	[*****]
[*****]	PSS	Spirit	3BAJ	315A2502-6	[*****]
[*****]	PSS	Spirit	BPPF	315A2502-7	[*****]
[*****]	PSS	Spirit	BPPF	315A2502-8	[*****]
[*****]	PSS	Spirit	BAJ	315A2561-1	[*****]
[*****]	PSS	Spirit	4BAJ	315A2561-131	[*****]
[*****]	PSS	Spirit	4BAJ	315A2561-132	[*****]
[*****]	PSS	Spirit	BAJ	315A2561-2	[*****]
[*****]	PSS	Supplier		LP12943 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12944 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		Offload tooling**	[*****]
[*****]	Tulsa	Spirit	LM	113A3100-1, 113A3100-2	[*****]
[*****]	Tulsa	Spirit	LM (Unit 7)	114A9201-21 (T-4897784)	[*****]
[*****]	Tulsa	Spirit	LM (Unit 8)	114A9201-21 (T-4897784)	[*****]
[*****]	Tulsa	Spirit	FAJ	113A3700-1 (T-4956854)	[*****]
[*****]	Tulsa	Spirit	FAJ	113A3700-2 (T-4956855)	[*****]
[*****]	Tulsa	Spirit	LM	113A3150-1 (T-4957135)	[*****]
[*****]	Tulsa	Spirit	LM	113A3150-2 (T-4957136)	[*****]
[*****]	Tulsa	Spirit	HF?MRJ	TBD (Slot Tools)**	[*****]
[*****]	Tulsa	Supplier		116A4161-5 (AIDC)**	[*****]
[*****]	Tulsa	Supplier		116A4161-6 (AIDC)**	[*****]
[*****]	Tulsa	Supplier		116A5502-5 (AIDC)**	[*****]
[*****]	Tulsa	Supplier		116A5508-11 (AIDC)**	[*****]
[*****]	Tulsa	Supplier		116A5508-12 (AIDC)**	[*****]
[*****]	Tulsa	Supplier		116A5510-935 (AIDC)**	[*****]
[*****]	Tulsa	Supplier		116A5510-936 (AIDC)**	[*****]
[*****]	FSS	Tool ME		Tool ME([*****] lump sum)
[*****]	FSS	Facilities Assist		Facilities Tool Assist
[*****]	FSS	Spirit	2MHF	140A4610-727	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****]	FSS	Spirit	4UHF	143A0000	[*****]
[*****]	FSS	Spirit	DJ	146A8340-1	[*****]
[*****]	FSS	Spirit	ME	148A1600-10	[*****]
[*****]	FSS	Spirit	ME	148A1600-9	[*****]
[*****]	FSS	Spirit	ME	148A1600-9890 (-401 Det)	[*****]
[*****]	FSS	Spirit	MIT	148A1682-17	[*****]
[*****]	FSS	Spirit	JDT	148A1682-23	[*****]
[*****]	FSS	Supplier		-900 Tooling**
[*****]	FSS	Supplier		Cockpit Windows (move from [*****])**
[*****]	FSS	Supplier		Misc based upon [*****]**
[*****]	FSS	Supplier		MOP Tooling**
[*****]	FSS	Supplier		Section 48 Tooling for ASTK**
[*****]	PSS	Spirit	3BAJ	315A2101-41	[*****]
[*****]	PSS	Spirit	BPPF	315A2101-5	[*****]
[*****]	PSS	Spirit	3BAJ	315A2102-41	[*****]
[*****]	PSS	Spirit	8PPF	315A2102-5	[*****]
[*****]	PSS	Spirit	3BAJ	315A2502-101	[*****]
[*****]	PSS	Spirit	3BAJ	315A2502-102	[*****]
[*****]	PSS	Spirit	BAJ	315A2502-109	[*****]
[*****]	PSS	Spirit	BAJ	315A2502-110	[*****]
[*****]	PSS	Spirit	3BAJ	315A2502-3	[*****]
[*****]	PSS	Spirit	3BAJ	315A2502-5	[*****]
[*****]	PSS	Spirit	3BAJ	315A2502-6	[*****]
[*****]	PSS	Spirit	BPPF	315A2502-7	[*****]
[*****]	PSS	Spirit	BPPF	315A2502-8	[*****]
[*****]	PSS	Spirit	BAJ	315A2561-1	[*****]
[*****]	PSS	Spirit	4BAJ	315A2561-131	[*****]
[*****]	PSS	Spirit	4BAJ	315A2561-132	[*****]
[*****]	PSS	Spirit	BAJ	315A2561-2	[*****]
[*****]	PSS	Supplier	1MF	311A2182-5	[*****]
[*****]	PSS	Supplier	1MF	311A2182-6	[*****]
[*****]	PSS	Supplier	2MF	311A2182-6	[*****]
[*****]	PSS	Supplier	2MF	311A2182-6	[*****]
[*****]	PSS	Supplier	1MF	311A2450-7	[*****]
[*****]	PSS	Supplier	2MF	311A2450-7	[*****]
[*****]	PSS	Supplier	1MF	311A2450-8	[*****]
[*****]	PSS	Supplier	2MF	311A2450-8	[*****]
[*****]	PSS	Supplier	MILF	315A2222-7	[*****]
[*****]	PSS	Supplier	LATF	315A2233-21/31	[*****]
[*****]	PSS	Supplier	LATF	315A2233-21/31	[*****]
[*****]	PSS	Supplier	MILF	315A2233-21/31	[*****]
[*****]	PSS	Supplier	MILF	315A2233-21/31	[*****]
[*****]	PSS	Supplier		LP12925 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12926 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12927 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12928 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12929 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12930 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12931 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12932 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12933 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12934 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12935 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12936 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier		LP12937 (Nikkiso Part Num)**	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****]	PSS	Supplier	LP12938 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier	LP12939 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier	LP12940 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier	LP12943 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier	LP12944 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier	LP12983 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier	LP12984 (Nikkiso Part Num)**	[*****]
[*****]	PSS	Supplier	Offload tooling**	[*****]
[*****]	PSS	Supplier	S315T107-303 (G40141)	[*****]

**The tools associated with this item are included in the settlement value.  These tools will be added to the list and paid when the CTL records are submitted.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

777 [*****] Tooling
[*****]	Bus. Unit	Type	Tool#	Tool Code	[*****]
[*****]	FSS	Tool ME	Tool ME ([*****] lump sum)
[*****]	FSS	Spirit NC	NC Auto Fastening (IPAC, G2000) ([*****] lump sum)
[*****]	FSS	Facilities Assist	Facilities Tool Assist
[*****]	FSS	Supplier	Vendor NC for Gen Fab Offload**
[*****]	FSS	Spirit	[*****]		[*****]
[*****]	FSS	Spirit	141W2910-9901	2FME	[*****]
[*****]	FSS	Spirit	141W2930-9901	2FME	[*****]
[*****]	FSS	Spirit	141W2940-9901	FME	[*****]
[*****]	FSS	Spirit	141W2940-9902	FME	[*****]
[*****]	FSS	Spirit	141W2021-9236	RAJ	[*****]
[*****]	FSS	Spirit	141W2020-9230	FME	[*****]
[*****]	FSS	Spirit	141W2000-9206	4FME	[*****]
[*****]	FSS	Spirit	141W4050-9425	RAJ	[*****]
[*****]	FSS	Spirit	141W4050-9425	2OHME	[*****]
[*****]	FSS	Spirit	141W3050-9325	2FME	[*****]
[*****]	FSS	Spirit	141W3050-9325	2OHME	[*****]
[*****]	FSS	Spirit	141W3050-9325	2FME	[*****]
[*****]	FSS	Spirit	141W3050-9325	OHME	[*****]
[*****]	FSS	Spirit	141W3050-9325	RAJ	[*****]
[*****]	FSS	Spirit	141W1050-9125	3OHME	[*****]
[*****]	FSS	Spirit	141W1050-9125	2OHME	[*****]
[*****]	FSS	Spirit	141W1050-9125	2OHME	[*****]
[*****]	FSS	Spirit	141W1050-9125	RAJ	[*****]
[*****]	FSS	Spirit	141W1050-9120	FME	[*****]
[*****]	FSS	Spirit	141W1050-9120	3FME	[*****]
[*****]	FSS	Spirit	141W1050-9120	2FME	[*****]
[*****]	FSS	Spirit	141W1050-9120	FME	[*****]
[*****]	FSS	Spirit	141W5000-9930	RAJ	[*****]
[*****]	FSS	Spirit	141W5000-9930	RAJ	[*****]
[*****]	FSS	Spirit	141W5000-9930	RAJ	[*****]
[*****]	FSS	Spirit	141W5000-9930	RAJ	[*****]
[*****]	FSS	Spirit	141W5000-9930	RAJ	[*****]
[*****]	FSS	Spirit	141W5000-9930	RAJ	[*****]
[*****]	FSS	Spirit	141W5000-9920	2OHME	[*****]
[*****]	FSS	Spirit	141W5000-9925	FME	[*****]
[*****]	FSS	Spirit	141T0800-1	16FME	[*****]
[*****]	FSS	Spirit	141T0800-1	6FME	[*****]
[*****]	FSS	Spirit	141W1000-9100	2FME	[*****]
[*****]	FSS	Spirit	141W3000-9300	2FME	[*****]
[*****]	FSS	Facilities Assist	Facilities Tool Assist
[*****]	PSS	Spirit	314W1411-3	BPPF	[*****]
[*****]	PSS	Spirit	314W1412-3	BPPF	[*****]
[*****]	PSS	Spirit	314W1421-6	3BAJ	[*****]
[*****]	PSS	Spirit	314W1422-9	3BAJ	[*****]
[*****]	PSS	Spirit	314W1510-3	4BAJ	[*****]
[*****]	PSS	Spirit	314W1510-4	4BAJ	[*****]
[*****]	PSS	Spirit	315W1701-110	BPPF	[*****]
[*****]	PSS	Spirit	315W1702-100	BPPF	[*****]
[*****]	PSS	Spirit	315W1571-1	3BAJ	[*****]
[*****]	PSS	Spirit	315W1571-3	3BAJ	[*****]
[*****]	PSS	Spirit	315W1571-4	3BAJ	[*****]
[*****]	PSS	Spirit	315W1571-30	BMIT	[*****]
[*****]	PSS	Spirit	314W1411-41	2HCFD	[*****]
[*****]	PSS	Supplier	311W3532-1	BAJ	[*****]
[*****]	PSS	Supplier	311W3532-2	BAJ	[*****]
[*****]	PSS	Supplier	311W5531-1	BAJ	[*****]
[*****]	PSS	Supplier	311W5531-2	BAJ	[*****]
[*****]	PSS	Supplier	315W3215-1	HCFD	[*****]
[*****]	PSS	Supplier	315W5215-1	HCFD	[*****]
[*****]	PSS	Supplier	314W1321-1	HCSF	[*****]
[*****]	PSS	Supplier	314W1341-12	HCSF	[*****]
[*****]	PSS	Supplier	314W1321-1	LM	[*****]
[*****]	PSS	Supplier	314W1341-12	LM	[*****]
[*****]	PSS	Supplier	314W5275-1	LM	[*****]
[*****]	PSS	Supplier	314W1561-1	MIT	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****]	PSS	Supplier	314W5275-1	MIT	[*****]
[*****]	PSS	Supplier	315W3215-1	MIT	[*****]
[*****]	PSS	Supplier	315W5215-1	MIT	[*****]
[*****]	PSS	Supplier	Casting Tool (Glenair)**		[*****]
[*****]	PSS	Supplier	193 components Tooling (Glenair)*		[*****]
[*****]	PSS	Supplier	Assembly Tool (Nikkiso)**		[*****]
[*****]	PSS	Supplier	Offload Tooling**		[*****]
[*****]	Tulsa	Spirit	NC Programming 3rd Bertsche**
[*****]	Tulsa	Spirit	Ply Locating Templates**
[*****]	Tulsa	Spirit	151W0263 (Flex Skirt Bond Tools)**	Long Support	[*****]
[*****]	Tulsa	Spirit	151W0282 (Flex Skirt Bond Tools)**	A gage	[*****]
[*****]	Tulsa	Spirit	151W0283 (Flex Skirt Bond Tools)**	G gage	[*****]
[*****]	Tulsa	Spirit	151W0284 (Flex Skirt Bond Tools)**	H gage	[*****]
[*****]	Tulsa	Spirit	151W0285 (Flex Skirt Bond Tools)**	D gage	[*****]
[*****]	Tulsa	Spirit	151W0286 (Flap POS 2 Drillout Tools)**	E gage	[*****]
[*****]	Tulsa	Spirit	151W0288 (Flap POS 2 Drillout Tools)**	B gage	[*****]
[*****]	Tulsa	Spirit	151W0289 (Slat Tools)**	K gage	[*****]

**The tools associated with this item are included in the settlement value.  These tools will be added to the list and paid when the CTL records are submitted.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

EXHIBIT C
Capital Equipment and Facilities

737 [*****] APM Rate Capital Equipment/Facilities
Bus Unit	[*****]	Type	Location	Description	Negotiated Cap
FSS	[*****]	CAP	FSS	Makino #1816 (WYW) Window Belt Cell	[*****]
FSS	[*****]	CAP	FSS	5-Axis Soft Metal (AKA MAG7 Makino)	[*****]
FSS	[*****]	CAP	FSS	Laser Pattern Trace	[*****]
FSS	[*****]	CAP	FSS	MTGRS (Multi Task Gantry Riveting System) Retrofit (2 electric heads)	[*****]
FSS	[*****]	CAP	FSS	Mag3 (WJQ)	[*****]
FSS	[*****]	CAP	FSS	Modig Extrusion Mill (WZY)	[*****]
FSS	[*****]	CAP	FSS	NDI Equipment	[*****]
FSS	[*****]	FAC	FSS	NEW Fuselage paint bay	[*****]
FSS	[*****]	FAC	FSS	Camo Upgrade	[*****]
FSS	[*****]	FAC	FSS	Chem Mill Capacity	[*****]
FSS	[*****]	FAC	FSS	Industrial Waste Sludge 6/1	[*****]
PSS	[*****]	CAP	PSS	Perforator	[*****]
PSS	[*****]	CAP	PSS	Forest Line Mill _ (Multi Axis Router) + Dust Collection System	[*****]
PSS	[*****]	CAP	PSS	Makino 1516-5 (hard metal)	[*****]
PSS	[*****]	CAP	PSS	Laser Projectors	[*****]
Tulsa	[*****]	CAP	Tulsa	Autoclave	[*****]
Tulsa	[*****]	CAP	Tulsa	Capital - McCallester	[*****]
Tulsa	[*****]	CAP	Tulsa	Paint Booth	[*****]
Tulsa	[*****]	CAP	Tulsa	Cove Panel Paint booth Modification	[*****]
Tulsa	[*****]	CAP	Tulsa	Refurb TP 078 for PC	[*****]
Tulsa	[*****]	CAP	Tulsa	Upgrade AUSS IV North (TTU)	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Tulsa	[*****]	CAP	Tulsa	Automated Drill - Pos #1 (upgrade)	[*****]
Tulsa	[*****]	CAP	Tulsa	X-Ray System Upgrade	[*****]
Tulsa	[*****]	CAP	Tulsa	Sealant Cure Booth	[*****]
Tulsa	[*****]	CAP	Tulsa	Titanium Racks	[*****]
FSS	[*****]	CAP	FSS	Retrofit 1500 stretch press	[*****]
FSS	[*****]	CAP	FSS	5-Axis Soft Metal (AKA MAG7 Makino)	[*****]
FSS	[*****]	CAP	FSS	Modig Extrusion Mill (WZY)	[*****]
FSS	[*****]	CAP	FSS	Chord Trimmer (WUB) _ (Henry Line)	[*****]
FSS	[*****]	CAP	FSS	Large Chord Trimmer (WQ4)	[*****]
FSS	[*****]	CAP	FSS	Mazak Vortex 5 axis	[*****]
FSS	[*****]	CAP	FSS	AFDE (Auto Floor Drilling Equip)	[*****]
FSS	[*****]	CAP	FSS	NDI equipment	[*****]
FSS	[*****]	FAC	FSS	IWTP Waste Treatment 4/25	[*****]
FSS	[*****]	FAC	FSS	CM Evap Crystillizer 4/25	[*****]
FSS	[*****]	FAC	FSS	Chem Mill Capacity	[*****]
FSS	[*****]	FAC	FSS	Cooling Tower/Elec Sub/Chillers 4/25 (AKA Warehouse 3 Transformer)	[*****]
PSS	[*****]	CAP	PSS	TTU	[*****]
PSS	[*****]	CAP	PSS	Chiller	[*****]
PSS	[*****]	CAP	PSS	Brown Strut Drill	[*****]
PSS	[*****]	CAP	PSS	Laser Projectors	[*****]
PSS	[*****]	FAC	PSS	Infrastructure - Condensor Water	[*****]
Tulsa	[*****]	CAP	Tulsa	Automated Drill - Pos #2 (new)	[*****]
Tulsa	[*****]	CAP	Tulsa	Automated Drill - Pos #1 (upgrade)	[*****]
Tulsa	[*****]	CAP	Tulsa	Cove Panel Paint booth Modification	[*****]

777 [*****] Rate Capital Equipment/Facilities
Bus Unit	[*****]	Type	Location	Description	Negotiated Cap
FSS	[*****]	CAP	FSS	Cincinnati 5-Axis, 4-Spindle Hard Metal	[*****]
FSS	[*****]	CAP	FSS	IPAC #5 Modifications	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

PSS	[*****]	CAP	PSS	TTU	[*****]
PSS	[*****]	CAP	PSS	Laser Bays (5)	[*****]
PSS	[*****]	CAP	PSS	Ply Kit Cutters	[*****]
Tulsa	[*****]	CAP	Tulsa	Total Staging / Retrieval System	[*****]
Tulsa	[*****]	CAP	Tulsa	Wing - Part Staging system for processing	[*****]
Tulsa	[*****]	CAP	Tulsa	VAA System	[*****]